UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	September 15, 2008
(Date of earliest event reported)	September 11, 2008

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 11, 2008, ONEOK Partners, L.P. announced it will participate in the UBS Master Limited Partnership Conference on Thursday and Friday, September 18-19, 2008, in Las Vegas, Nevada. John W. Gibson, chief executive officer of ONEOK, Inc. and chairman, president and chief executive officer of ONEOK Partners GP, L.L.C, the general partner of ONEOK Partners, L.P., will represent the partnership at the conference.

A slide presentation will be available on September 18, 2008, at noon (Central Daylight Time) on ONEOK Partners, L.P.'s Web site, www.oneokpartners.com.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK Partners, L.P. dated September 11, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	September 15, 2008	By:	/s/ Caron A. Lawhorn
Caron A. Lawhorn
Senior Vice President - Chief Accounting Officer

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